UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

DUKE ENERGY INDIANA, INC.

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 East Main Street, Plainfield, Indiana  46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

On March 12, 2012, Duke Energy Indiana, Inc. (the “Company”) entered into an underwriting agreement, dated as of March 12, 2012, with RBC Capital Markets, LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series UUU, 4.20%, Due March 15, 2042 (the “Bonds”). The Bonds will be issued under our Indenture of Mortgage or Deed of Trust, dated September 1, 1939, between the Company and Deutsche Bank National Trust Company, as Trustee, as amended and supplemented from time to time (the “Indenture”), including by the Sixty-Fifth Supplemental Indenture, dated as of March 15, 2012 (the “Supplemental Indenture”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-169633-02.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

4.1	Sixty-Fifth Supplemental Indenture, dated as of March 15, 2012, between the Company and Deutsche Bank National Trust Company, as Trustee, providing for the issuance of the Bonds.

5.1	Opinion of Taft Stettinius & Hollister LLP regarding validity of the Bonds.

23.1	Consent of Taft Stettinius & Hollister LLP (included as part of Exhibit 5.1).

99.1

Underwriting Agreement, dated as of March 12, 2012, among the Company and RBC Capital Markets, LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY INDIANA, INC.

Date: March 15, 2012	By:	/s/ David S. Maltz
Name: David S. Maltz
Title: Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Sixty-Fifth Supplemental Indenture, dated as of March 15, 2012, between the Company and Deutsche Bank National Trust Company, as Trustee, providing for the issuance of the Bonds.

5.1	Opinion of Taft Stettinius & Hollister LLP regarding validity of the Bonds.

23.1	Consent of Taft Stettinius & Hollister LLP (included as part of Exhibit 5.1).

99.1

Underwriting Agreement, dated as of March 12, 2012, among the Company and RBC Capital Markets, LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.